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                                                                   Exhibit 10.23



                               EXTENSION AGREEMENT


     This Extension Agreement (this "Agreement") is entered into as of the 27th day of December 1995, by and among Oceanic Exploration Company, a Delaware corporation ("OEC"), Oceanic International Properties Corporation, a Colorado corporation and wholly-owned subsidiary of OEC ("OIPC"), and NWO Resources, Inc., an Ohio corporation ("NWO").

     WHEREAS, OEC, OIPC and NWO entered into that certain Modification Agreement dated September 19, 1995 which provided among other things that OEC would file a registration statement with the Securities and Exchange Commission in connection with the rights offering described in the Modification Agreement and use its best efforts to cause such registration statement to become effective by December 31, 1995; and

     WHEREAS, notwithstanding OEC's best efforts it appears that such registration statement will not become effective by December 31, 1995; and

     WHEREAS, the parties hereto wish to extend the period during which such registration statement shall become effective;

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby agree as follows:

     1. The time period for OEC to use its best efforts to obtain an effective date for the above-described registration statement shall be extended for a period of sixty (60) days, commencing December 31, 1995. OEC shall continue to use its best efforts to cause the registration statement to become effective during such extended time period.

     2. Except as modified herein, the Modification Agreement will continue in full force and effect and the remaining terms, provisions, covenants and conditions, including but not limited to NWO's forbearance on collection of principal or interest in the Oceanic Notes as described in paragraph 1 of said Modification Agreement, shall remain unchanged.


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     IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                OEC:

                                OCEANIC EXPLORATION COMPANY



                                By:  /s/ Charles N. Haas
                                   -----------------------------
                                   Charles N. Haas
                                   President


                                OIPC:

                                OCEANIC INTERNATIONAL PROPERTIES
                                CORPORATION



                                By:  /s/ Charles N. Haas
                                   -----------------------------
                                   Charles N. Haas
                                   President



                                NWO:

                                NWO RESOURCES, INC.



                                By:  /s/ John E. Jones
                                   -----------------------------
                                   John E. Jones
                                   Secretary-Treasurer